Exhibit 10.4
AMENDMENT TO S-76 NEW HELICOPTER SALES AGREEMENT
THIS AMENDMENT, dated as of the Acceptance Date stated below, by and between the Sikorsky Contracting Entity (“Sikorsky”) named below and the Buyer named below, hereby amends the S-76 New Helicopter Sales Agreement between the parties as follows:
     1. Definitions/Information for this Amendment

Buyer:	Offshore Logistics, Inc.
Sikorsky Contracting Entity:	Sikorsky Aircraft Corporation
Sikorsky Contract No.:	S76TD02065
Amendment No.:	3
     2. Amendment — Amend the S-76 Sales Agreements as follows:
     A. Configuration
     Revised Exhibit A, FOR THE 2004-2008 AIRCRAFT ONLY, as follows:
     1. Add 6086 Collective guards.
     2. Add 8660 Rotor Pedals Lube Kit
     3. Add 9009 Vertical Pylon Access Panels, CSN-76-207
     4. Add 9011 Three (3) Corrosion Inspection Holes
     5. Add 8876 Cyclic Stick Position Guard
     6. Add 8301 Annuciator “Fuel Transfer Feed On”.
     7. Delete 9014 Meggitt Avionics CVR: SC500-120
     8. Add 9021 L3 CVR (replaces Meggitt SCR500-120)
     9. Add 9016: Life Vest Pouches (remove from fuel deck).
     10. Add 9017: Boarding Card Stowage on ERDA Seats.
     11. Add 9018: Covers and Drains on Flight Manual Holders.
     12. Add 9019: Delete Floor Cover and Add Non-Skid.
     13. Add 9020 Mobile 291 Engine Oil
     14. Add 9002 HUMS provisions (wire harness/shelving)
     B. Payment Schedule
     Delete Section III.1. Table 1 and substitute with the following:
TABLE 1
Payment Schedule
*
     C. Aircraft Price
     Delete Section III.2. Table 2 and substitute with the following:
TABLE 2
Helicopter Unit Price
*
     Payments and prices changes in Item B and C Tables above reflect credit to the Buyer as a result of specified configuration changes.
3.	Reaffirmation — Except as modified above, all of the provisions of the Agreement remain the same, and the Agreement as modified hereby, is reaffirmed.
     IN WITNESS WHEREOF, this Amendment has been executed by each party’s authorized representative.

Offshore Logistics, Inc.:	Sikorsky Aircraft Corporation:
By: /s/ Drury A. Milke	By: /s/ Mick Maurer
Name: Drury A. Milke	Name: Mick Maurer
Title: Executive Vice President	Title: Vice President — Commercial Programs
Date: January 20, 2004	Date: January 22, 2004